UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2012

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado 80202		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

American Midstream Partners, LP (the "Partnership") is filing Amendment No. 1 to its registration statement on Form S-3 today, which incorporates by reference the contents of this Current Report on Form 8-K. The subsidiaries of the Partnership (the "Subsidiaries") will be co-registrants with the Partnership, and the registration statement will register guarantees of debt securities by the Subsidiaries (other than American Midstream Finance Corporation, a 100 percent owned subsidiary of the Partnership whose sole purpose is to act as co-issuer of any such debt securities). At the time that the Partnership issues any such debt security with such guarantees the Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. As of December 31, 2011 and June 30, 2012, the Subsidiaries are 100 percent owned by the Partnership and any guarantees by the Subsidiaries, if applicable, will be full and unconditional. Subsequent to June 30, 2012 and effective July 1, 2012, the Partnership acquired less than a 100 percent controlling interest in certain assets. Pursuant to Rule 3-10 of Regulation S-X, the Partnership, in Exhibit 99.1 to this Current Report on Form 8-K, is adding Note 22 to the Notes to Consolidated Financial Statements at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 in Item 8 of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2011. In addition, the Partnership, in Exhibit 99.2 to this Current Report, is adding Note 16 to the Notes to Consolidated Financial Statements (Unaudited) at June 30, 2012 and for the six months ended June 30, 2012 and 2011 in Part I, Item 1 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

This report should be read in conjunction with the Partnership's Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the three and six-months ended June 30, 2012, as well as its other filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By:	American Midstream GP, LLC,
its General Partner

Date: October 18, 2012	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number		Description

23.1	*	Consent of PricewaterhouseCoopers, LLP.
23.2	*	Consent of PricewaterhouseCoopers, LLP.
99.1	*	"Item 8. Financial Statements and Supplementary Data" of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2011.
99.2	*	"Part I, Item 1. Financial Statements" of the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.
* Filed as an exhibit to this Current Report on Form 8-K.